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                                                                   Exhibit 99(q)

                             ARIEL INVESTMENT TRUST
                   POWER OF ATTORNEY FOR TRUSTEES AND OFFICERS

The undersigned constitute and appoint Arthur Don, John W. Rogers, Jr., Mellody
L. Hobson, Sheldon R. Stein and Erik D. Ojala and each of them, their attorneys-in fact, each with the power of substitution, for them in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 (Registration No. 33-7699) and/or the Investment Company Act of 1940 (Registration No. 811-4786), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratify and confirm all that each of the aforenamed attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 15th day of November 2004.


       /s/ James W. Atkinson                                        /s/ Christopher G. Kennedy
-----------------------------------------------------        ------------------------------------------------
James W. Atkinson                                            Christopher G. Kennedy
Principal Financial Officer, Principal Accounting            Trustee
Officer, Vice President and Treasurer


       /s/ Mario L. Baeza                                           /s/ Merrillyn J. Kosier
-----------------------------------------------------        ------------------------------------------------
Mario L. Baeza                                               Merrillyn J. Kosier
Trustee                                                      Vice President and Trustee


       /s/ James W. Compton                                         /s/ Bert N. Mitchell
-----------------------------------------------------        ------------------------------------------------
James W. Compton                                             Bert N. Mitchell
Trustee                                                      Chairman of the Board of Trustees


       /s/ William C. Dietrich                                      /s/ Erik D. Ojala
-----------------------------------------------------        ------------------------------------------------
William C. Dietrich                                          Erik D. Ojala
Trustee                                                      Vice President and Secretary


       /s/ Royce N. Flippin, Jr.                                    /s/ John W. Rogers, Jr.
-----------------------------------------------------        ------------------------------------------------
Royce N. Flippin, Jr.                                        John W. Rogers, Jr.
Trustee                                                      Trustee


       /s/ John G. Guffey, Jr.                                      /s/ Sheldon R. Stein
-----------------------------------------------------        ------------------------------------------------
John G. Guffey, Jr.                                          Sheldon R. Stein
Trustee                                                      Vice President


       /s/ Mellody L. Hobson                                        /s/ Anita M. Zagrodnik
-----------------------------------------------------        ------------------------------------------------
Mellody L. Hobson                                            Anita M. Zagrodnik
Principal Executive Officer, President and Trustee           Chief Compliance Officer, Vice President,
                                                             Assistant Secretary and Assistant Treasurer